SHARE-BASED PAYMENTS	12 Months Ended
Dec. 31, 2021
Disclosure of share-based payment arrangements [text block] [Abstract]
SHARE-BASED PAYMENTS

NOTE 34 - SHARE-BASED PAYMENTS

LP3 compensation plans (2020-2023)

The Company implemented a program for a group of executives, which lasts until March 2023, with a period of enforceability between October 2020 and March 2023, where the collection percentage is annual and cumulative. The methodology is an allocation, of quantity of units, where a goal of the value of the action is set.

The bonus is activated, if the target of the share price defined in each year is met. In case the bonus accumulates, up to the last year, the total bonus is doubled (in case the share price is activated).

This Compensation Plan has not yet been provisioned due to the fact that the action price required for collection is below the initial target.